Supplement dated October 31, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 30, 2013 as amended and restated June 11, 2014 and September 10, 2014
(as supplemented on September 12, 2014, October 1, 2014,
October 8, 2014, and October 21, 2014)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.
On or about December 1, 2014, revise the Statement of Additional Information as described below.
PORTFOLIO MANAGER DISCLOSURE

In the section for Spectrum Asset Management, Inc., add the following information to the Other Accounts Managed and Ownership of Securities tables (information as of August 31, 2014).

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Kevin Nugent: Preferred Securities Fund
Registered investment companies	1	$37,000,000	0	0
Other pooled investment vehicles	1	$200,000	0	0
Other accounts	0	0	0	0

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Kevin Nugent	Preferred Securities	None

1